Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies

Note 14 – Commitments and Contingencies

Purchase Commitments

The Company enters into contracts with a network of contract manufacturers that require them to provide us with specific finished products and provide for minimum production commitments. Most of our agreements with our contract manufacturers expire in 2016 and will thereafter be automatically renewed for consecutive one-year terms until notice of non-renewal is given. The Company also enters into contracts for the purchase of several of its main ingredients. Such contracts call for minimum purchase requirements and typically cover one year or one crop season and are renewed annually.

The following table summarizes our future minimum purchase commitments as of December 31, 2015:

(dollars in thousands)	Total	Less Than One Year	1-3 Years	3-5 Years	More than Five Years
Finished goods minimum purchase obligations	$57,938	$33,314	$24,624	$—	$—
Raw material purchase obligations	305,477	297,863	7,614	—	—

Total contractual obligations	$363,415	$331,177	$32,238	$—	$—

Litigation & Settlements

On May 6, 2014, Nestlé Purina Petcare Company (“Nestlé Purina”) filed a lawsuit against us in the United States District Court for the Eastern District of Missouri, alleging that we have engaged in false advertising, commercial disparagement, unfair competition, and unjust enrichment (the “Nestlé Purina litigation”). Nestlé Purina asserts that, contrary to our advertising and labeling claims, certain BLUE products contain chicken or poultry by-product meals, artificial preservatives and/or corn and that certain products in the BLUE grain-free lines contain grains. Nestlé Purina also alleges that we have made false claims that our products (including LifeSource Bits) provide superior nutrition and health benefits compared to our competitors’ products. In addition, Nestlé Purina contends that we have been unjustly enriched as consumers have paid a premium for BLUE products in reliance on these alleged false and misleading statements, at the expense of our competitors. Nestlé Purina seeks an injunction prohibiting us from making these alleged false and misleading statements, as well as treble damages, restitution and disgorgement of our profits, among other things. In addition, Nestlé Purina has issued press releases and made other public announcements, including advertising and promotional communications through emails and internet and social media websites that make claims similar to those contained in their lawsuit. Nestlé Purina seeks a declaratory judgment that these statements are true and do not constitute defamation.

In the course of pretrial discovery in the consolidated Nestlé Purina lawsuit, beginning in September 2014 documents and information were revealed that indicate that a facility owned by a major supplier of ingredients to the pet food industry, including Blue Buffalo, for a period of time, had mislabeled as “chicken meal” or “turkey meal” ingredients that contained other poultry-based ingredients that were inappropriate for inclusion in “chicken meal” or “turkey meal” under industry standards, and it appears that this mislabeling was deliberate. This conduct was undertaken by the supplier without our knowledge, and we have since ceased purchasing ingredients from this facility. This supplier was one of our primary sources of chicken meal and turkey meal. As a result of the supplier’s conduct, our advertising claims of “no chicken or poultry by-product meals” were inaccurate as to products containing the mislabeled ingredients. Therefore, we may be exposed to false advertising liability to Nestlé Purina and others to the extent a claimant can prove they were injured by our actions. Such liability may be material. We have brought third-party indemnity and damages claims, with respect to the Nestlé Purina lawsuit, against the supplier that mislabeled the ingredients, as well as a broker involved in those transactions for such mislabeled ingredients. The trial court narrowed certain of our third party claims in response to motions to dismiss filed by the third parties but allowed numerous claims to proceed. In addition, we maintain insurance coverage for some of the Nestlé Purina claims.

On October 15, 2014, we initiated a separate lawsuit against Nestlé Purina in state court in Connecticut. Nestlé Purina subsequently removed the case to the United States District Court for the District of Connecticut, and the Connecticut District Court then granted Nestlé Purina’s motion to transfer this matter to the same court where Nestlé Purina’s lawsuit against us is pending. Our complaint in this matter alleges that Nestlé Purina has intentionally engaged in false advertising, unfair trade practices and unjust enrichment in the promotion and advertisement of numerous of its products. In particular, our complaint alleges that Nestlé Purina is deceptively advertising that certain high-quality, wholesome ingredients are present in certain of Nestlé Purina’s most popular pet food products in greater amounts, or are more prevalent in the products in relation to other ingredients, than is actually the case. In addition, our complaint alleges that Nestlé Purina is deceptively advertising certain of its products as healthy and nutritious when in fact Nestlé Purina knew that these products were unsafe and were responsible for illness and even death in many of the dogs that consumed them. And our complaint alleges that Nestlé Purina falsely claims its “Just Right” brand of dog food is personalized to match each dog’s unique nutritional needs when it consists of only a limited set of basic ingredient formulas, each of which is substantially similar to the others. Our complaint seeks an injunction prohibiting Nestlé Purina from continuing these false and misleading advertisements, as well as damages and disgorgement of profits, among other things. The matter is in the early stages of discovery. On July 31, 2015, Nestlé Purina filed an amended answer in this case that also asserted counterclaims against us. Nestlé Purina asserted that our complaint does not state viable claims, but that if a ruling is entered against it then “in the alternative” it asserts counterclaims that relate to the advertising of a variety of our products, which Nestlé Purina contends are misleading or deceptive as to the amounts of certain ingredients in those products. On August 28, 2015, we amended our complaint to include allegations that Nestlé Purina falsely claims that its “Bright Mind” dog food is proven to promote alertness, mental sharpness, memory, trainability, attention, and interactivity in dogs age seven and older, when in fact such claims are unsubstantiated and false. In response to Nestlé Purina’s amended answer and counterclaims, we filed a motion to dismiss the counterclaims in their entirety on October 2, 2015. That motion is pending.

We believe Nestlé Purina’s claims are without merit and intend to vigorously defend ourselves. Although we have determined that a loss contingency with respect to the Nestlé Purina litigation is reasonably possible, such litigation and lawsuits are still in their early stages and the final outcome is uncertain. In particular, we have determined that the reasonably possible loss or range of loss resulting from Nestlé Purina proceedings cannot be reasonably estimated due to the following reasons: (1) the early stages of the proceedings, (2) the lack of specific damages sought by the plaintiffs, (3) the uncertainty as to plaintiffs’ support for their damages claim, (4) the uncertainty as to factual issues and (5) our claims against third party defendants and counterclaims against Nestlé Purina.

In addition, a number of related putative consumer class action lawsuits were filed in various states in the U.S. making allegations similar to Nestlé Purina’s and seeking monetary damages and injunctive relief. We also brought damages and indemnity claims against our former ingredient supplier and broker with respect to the class action lawsuits. In December 2015, we entered into a settlement agreement with the plaintiffs to resolve all of the class action lawsuits (the “Settlement”). Under the terms of the Settlement, which have received preliminary court approval and are still subject to final court approval, we agreed to pay $32.0 million into a settlement fund. Any attorneys’ fees awarded by the court and all costs of notice and claims administration will be paid from the settlement fund. On January 8, 2016, we paid this $32.0 million into an escrow account pending final court approval. The amount that each class member who submits a claim for reimbursement will receive will depend on the total amount of Blue Buffalo products purchased by the claimant during the class period and certain other conditions including whether the claimant has a proof of purchase. The Settlement value does not take into account any potential recovery from insurance or from our former ingredient supplier or broker, against whom we will continue to pursue our claims for indemnity and other damages.

In the normal course of business, we are subject to proceedings, lawsuits and other claims and assessments, which typically include consumer complaints and post-termination employment claims. We have assessed such contingent liabilities and believe the potential of these liabilities is not expected to have a material, if any, effect on our financial position, our results of operations or our cash flows.